STOCK PLEDGE AGREEMENT


         STOCK PLEDGE AGREEMENT dated as of September 24, 2004, made by and between Joel Shapiro (the "Pledgor"), Gryphon Master Fund, L.P. (the "Secured Party"), and Warren W. Garden, P.C. (the "Agent"), as agent for the Secured Party.

         PRELIMINARY STATEMENTS:

         I. The Pledgor owns 3,000,000 shares of the common stock, $.001 par value (the "Pledged Securities"), of Knightsbridge Fine Wines, Inc., a Nevada corporation ("Knightsbridge").

         II. It is a condition precedent to the Secured Party closing that certain Debt Restructuring Agreement dated September 24, 2004, by and between Knightsbridge and the Secured Party (the "Debt Restructuring Agreement") that the Pledgor shall have entered into this Agreement.

         III. Contemporaneously with the execution of this Agreement, the parties hereto shall also execute an Escrow Agreement.

         NOW  THEREFORE,   in  consideration  of  the  mutual   representations,
warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

         SECTION A. Pledge. The Pledgor hereby pledges to the Agent, and grant to the Agent a security interest in, the following (the "Pledged Collateral"):

                 1. the Pledged Securities and the certificates representing the Pledged Securities, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Securities; and

                 2. all proceeds of any and all of the foregoing Pledged Collateral (including, without limitation, proceeds that constitute property of the types described above).

         SECTION B. Security for Obligations. This Agreement secures the payment of all obligations of Knightsbridge now or hereafter existing under the Debt Restructuring Agreement and the Promissory Note dated September 24, 2004, issued by Knightsbridge to the Secured Party (the "Promissory Note").

         SECTION C. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. Upon the occurrence and during the continuation of an Event of Default (as defined in the Promissory Note), the Agent shall have the duty, at any time at the direction of the Secured Party to transfer to or to register in the name of the Agent or any of its nominees, or in the name of the Secured Party any or all of the Pledged Collateral as provided herein, subject



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only to the revocable rights  specified in Section F(a). In addition,  the Agent shall have the right at any such time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

         SECTION D. Representations and Warranties. The Pledgor represents and warrants as follows:

                  1. The Pledgor is the owner of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

                  2. The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing Knightsbridge's performance under the Debt Restructuring Agreement and its payment of the Promissory Note.

         SECTION E. Further Assurances. The Pledgor agrees that at any time and from time to time the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Such acts by Pledgor shall be at Pledgor's expense until such time as the Promissory Note has been paid in full and at the Secured Party's expense once the Promissory Note has been paid in full, except for those expenses that accrued prior to such payment in full.

         SECTION F. Voting Rights; Dividends; Etc. 1. So long as no Event of Default shall have occurred and be continuing;

                  (a) The Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement.

                  (b) The Pledgor shall be entitled to receive and retain any and all dividends and distributions paid in respect of the Pledged Collateral, provided, however, that any and all (i) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, Pledged Collateral, and (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution of Knightsbridge, shall be, and shall be forthwith delivered to the Agent to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement or assignment).

                  (c) The Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor upon demand and without undue delay all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the



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                  Pledgor to exercise  the voting and other  rights  which he is entitled to exercise pursuant to paragraph (a) above and to receive the dividends and distributions which he is authorized to receive and retain pursuant to paragraph (b) above.

                  2. Upon the occurrence and during the continuance of an Event of Default or an event which, with the giving of notice or the lapse of time, or both, would become an Event of Default:

                  (a) All rights of the Pledgor to exercise or refrain from exercising the voting and other consensual rights which he would otherwise be entitled to exercise pursuant to Section F(1)(a) and to receive the dividends and distributions which he would otherwise be authorized to receive and retain pursuant to Section F(1)(b) shall cease, and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights at the direction of the Secured Party and to receive and hold as Pledged Collateral such dividends and distributions.

                  (b) All dividends or distributions which are received by the Pledgor contrary to the provisions of paragraph (a) of this Section F(2) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

         SECTION G. Transfers and Other Liens. The Pledgor agrees that he will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.

         SECTION H. Agent Appointed Attorney-in-Fact. The Pledgor hereby appoints the Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Agent's discretion to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section
F),  including,   without  limitation,  to  receive,  endorse  and  collect  all instruments made payable to the Pledgor representing any dividend or distribution or any part thereof and to give full discharge for the same.

         SECTION I. Agent May Perform. If the Pledgor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgor under Section L.

         SECTION J. The Agent's Duties. 1. The powers conferred on the Agent hereunder are solely to protect the Secured Party's interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers, except upon the direction of the Secured Party. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Pledged Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any


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Pledged Collateral,  whether or not the Agent has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Pledged Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property.

                  2. The Pledgor and the Secured Party hereby, jointly and severally, agree to indemnify and defend the Agent and to hold the Agent harmless from any loss, liability or expense incurred by the Agent without willful malfeasance or nonfeasance or bad faith on its part arising out of or in connection with the acceptance or administration by the Agent of its duties hereunder, including, but not limited to, the reasonable fees, costs and expenses of defending itself against claims of liability hereunder. Anything in the foregoing to the contrary notwithstanding, in the event of a dispute between the parties or between either or both of the parties and the agent or in the event of the agent's resignation if no successor agent has been appointed within 30 days following written notice to the parties by the Agent of such resignation, at the sole discretion of the Agent, the Agent may at any time deposit any or all of the Pledged Collateral with a federal or state court located in Dallas County, Texas selected by the Agent and in such event (x) all liability and responsibility of the Agent shall terminate upon such deposit having been made, and (y) after such deposit is made, and absent willful malfeasance or nonfeasance or bad faith on the part of the Agent, the Agent may represent the Secured Party in connection with any dispute or proceeding relating to the disposition of the Pledged Collateral. Absent willful malfeasance or nonfeasance or bad faith on the part of the Agent, the Secured Party and the Pledgor hereby waive any actual or alleged conflict of interest by reason of the Agent serving as Agent hereunder or in connection with any such representation. Any breach or violation of the terms of this Agreement by any party, including the provisions and restrictions of this Section J, in addition to giving rise to monetary damages, may be enjoined. The Agent shall not be bound in any way by any agreement or contract between the Secured Party and the Pledgor whether or not it has knowledge thereof, and the Agent's only duties and responsibilities hereunder shall be to hold the Pledged Collateral as Agent and to dispose of the Pledged Collateral in accordance with the terms of this Agreement. The Agent may act upon any instruments or other writings believed by the Agent in good faith to be genuine and to be signed or presented by the proper persons. The Agent shall not be liable for any error in judgment, law or fact or for any act done or omitted to be done in connection with the performance of its duties under this Agreement, except for its own willful malfeasance or nonfeasance or bad faith. The Agent may consult with independent counsel and a written opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or omitted by the Agent hereunder in good faith and in reliance upon such opinion.

         SECTION K. Remedies upon Default. Subject to the provisions of Section F, if any Event of Default shall have occurred and be continuing:

                  1. The Agent may, as directed by the Secured Party, (i) transfer the Pledged Collateral to the Secured Party in full satisfaction of the Pledgor's obligations pursuant to this Agreement, or (ii) exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of the Secured Party on default under the Uniform Commercial Code in effect in the State of Texas at the time (the "Code") (whether or not the Code applies to the Pledged Collateral), and may also, without notice except as specified below, sell the



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Pledged  Collateral  or any part  thereof  in one or more  parcels  at public or private sale, at any exchange, broker's board or at any office of the Agent or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable, as directed by the Secured Party. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  2. Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to the Agent pursuant to Section L) in whole or in part by the Agent to satisfy the obligations of Knightsbridge and the Pledgor pursuant to the Debt Restructuring Agreement and the Promissory Note, as the Agent shall be directed by the Secured Party. Any surplus of such cash or cash proceeds held by the Agent and remaining after satisfaction in full of such obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

         SECTION L. Expenses. Prior to payment in full of the Promissory Note, the Pledgor will upon demand pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Agent may incur in connection with (i) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (ii) the exercise or enforcement of any of the rights of the Agent hereunder or (iii) the failure by the Pledgor to perform or observe any of the provisions hereof. Subsequent to the payment in full of the Promissory Note, the Secured Party shall be responsible for all reasonable expenses of the Agent, except for such expenses that accrued prior to the payment in full of the Promissory Note.

         SECTION M. Amendments, Etc. This Agreement may be altered or amended only with the written consent of all of the parties hereto.

         SECTION N. Addresses for Notices. All notices (including other communications required or permitted) under this Agreement must be in writing and must be delivered (a) in person, (b) by registered or certified mail, postage prepaid, return receipt requested, (c) by a generally recognized courier or messenger service that provides written acknowledgement of receipt by the addressee, or (d) by facsimile or other generally accepted means of electronic transmission with a verification of delivery. Notices are deemed delivered when actually delivered to the address for notices as follows:

                           To Secured Party:

                           Gryphon Master Fund, L.P.
                           100 Crescent Court, Suite 490
                           Dallas, Texas  75201
                           Attn:  Ryan R. Wolters
                           Telephone:  (214) 871-6783
                           Facsimile:  (214) 871-6711




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

                           To Agent:

                           Warren W. Garden, P.C.
                           100 Crescent Court
                           Suite 490
                           Dallas, Texas  75201
                           Attn:  Warren W. Garden, Esq.
                           Telephone:  (214) 871-6710
                           Facsimile:  (214) 871-6711

                           To Pledgor:

                           Joel Shapiro c/o
                           Knightsbridge Fine Wines, Inc.
                           One Kirkland Ranch Road
                           Napa, California  94558
                           Telephone:  (707) 254-9100
                           Facsimile:  707-254-7258

                           With a copy to:

                           Law Offices of Louis E. Taubman, PC
                           225 Broadway, Suite 1200
                           New York, New York 10007
                           Attn: Louis E. Taubman, Esq.
                           Telephone:  (212) 732-7184
                           Facsimile:  (212) 202-6380

         Any party may by written notice as set forth herein change the address or telephone/fax numbers to which notices or other communications to it are to be delivered or mailed.


         SECTION O. Continuing Security Interest.

                  1. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the exercise and payment in full of the Promissory Note and all other amounts payable under this Agreement, (ii) be binding upon the Pledgor, his successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Agent, the Secured Party and their respective successors, transferees and assigns.

                  2. Upon the payment in full of the obligations and all other amounts payable under this Agreement, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor. Upon any such termination, the Agent will, at the Pledgor's expense, return to the Pledgor such of the Pledged Collateral as shall not have been sold or



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otherwise  applied  pursuant to the terms  hereof and execute and deliver to the
Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

         SECTION P. Governing Law; Jurisdiction and Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada without regard to principles of conflicts of law. The parties hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the United States District Court for the Northern District of Texas located in Dallas County, Dallas, Texas. The parties consent and submit to the jurisdiction and venue of the foregoing court and consent that any process or notice of motion or other application to said court or a judge thereof may be served inside or outside the State of Texas or the Northern District of Texas (but with respect to any party hereto, such consent shall not be deemed a general consent to jurisdiction and service for any third parties) by registered mail, return receipt requested, directed to the party being served at its address provided in or pursuant to Section N above (and service so made shall be deemed complete three (3) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said court. Pledgor hereby waives any right to a jury trial in connection with any litigation pursuant to this Agreement.

         SECTION Q. This Agreement may be executed in counterparts, each one of which will constitute an original and all of which taken together will constitute one document. This Agreement may be executed by delivery of a signed signature page by fax to the other parties hereto and such fax execution and delivery will be valid in all respects.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]









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                  IN WITNESS WHEREOF, each of the parties hereto has caused this
Agreement to be duly executed and delivered as of the date first above written.

EXECUTED:

Pledgor:


-----------------------------------------
Joel Shapiro


Secured Party:

Gryphon Master Fund, L.P.

By:  Gryphon Partners, L.P.,
         its General Partner

By:  Gryphon Management Partners, L.P.,
         its General Partner

By:  Gryphon Advisors, L.L.C.,
         its General Partner


By:
   --------------------------------------
       Warren W. Garden, Authorized Agent


Agent:

Warren W. Garden, P.C.


By:
   -----------------------------------------------------------
         Warren W. Garden, President